Exhibit 99.2

3Q09 Quarterly Supplement October 21, 2009

Forward-looking statements and additional information Forward-looking statements: This Quarterly Supplement contains forward-looking statements about our future financial performance. These forward-looking statements include statements using words such as "believe," "expect," "anticipate," "estimate," "should," "may," "can," "will", "outlook" or similar expressions. Forward-looking statements in this Quarterly Supplement include, among others, statements about: expected or estimated future losses in our loan portfolios; the future economic environment; reduction or mitigation of risk in our loan portfolios; potential sales of loan portfolios; future effects of loan modification programs; life-of-loan loss estimates; future recast risk in the Pick-a- Pay portfolio; the amount and timing of expected cost savings and integration expenses relating to the Wachovia merger; and preliminary estimates to add assets to our consolidated financial statements upon the implementation of FAS 166 and FAS 167 and the expected impact on risk-weighted assets. Investors are urged to not unduly rely on forward-looking statements as actual results could differ materially from expectations. Forward-looking statements speak only as of the date made, and we do not undertake to update them to reflect changes or events that occur after that date. For more information about factors that could cause actual results to differ materially from expectations, refer to page 18 of Wells Fargo's press release announcing our third quarter results, as well as Wells Fargo's reports filed with the Securities and Exchange Commission, including our Quarterly Reports on Form 10-Q for the periods ended June 30, 2009 and March 31, 2009, and our Annual Report on Form 10-K for the year ended December 31, 2008, including the discussion under "Risk Factors" in each of those reports. Purchased credit-impaired loan portfolio: Loans that were acquired from Wachovia that were considered credit impaired were written down at acquisition date in purchase accounting to an amount estimated to be collectible in accordance with FASB ASC 310-30 (formerly SOP 03-3), and the related allowance for loan losses was not carried over to Wells Fargo's allowance. In addition, such purchased credit-impaired loans are not classified as nonaccrual or nonperforming, and are not included in loans that were contractually 90+ days past due and still accruing. Any losses on such loans are charged against the nonaccretable difference established in purchase accounting and are not reported as charge- offs (until such difference is fully utilized). As a result of accounting for purchased loans with evidence of credit deterioration, certain ratios of the combined company are not comparable to a portfolio that does not include purchased credit-impaired loans accounted for under FASB ASC 310-30 (SOP 03-3). In certain cases, the purchased credit impaired loans may affect portfolio credit ratios and trends. Management believes that the presentation of information adjusted to exclude the purchased credit-impaired loans provides useful disclosure regarding the credit quality of the non-impaired loan portfolio. Accordingly, certain of the loan balances and credit ratios in this Quarterly Supplement have been adjusted to exclude the purchased credit- impaired loans. References in this Quarterly Supplement to impaired loans mean the purchased credit-impaired loans. Please see page 32 of the press release for additional information regarding the purchased credit-impaired loans.

Table of Contents 3Q09 Highlights 3Q09 Earnings overview Key drivers of results Page 4 Page 5 Credit Highlights Credit quality highlights Nonperforming assets Nonaccrual loan growth Net loan charge-offs Purchased credit-impaired (PCI) loan portfolio update Loan portfolio risk reduction Page 7 Page 8 Page 9 Page 10 Page 11 Page 12 Commercial real estate loan portfolio Pages 13 - 15 Pick-a-Pay mortgage portfolio Pages 16 - 19 Home equity portfolio Page 20 Financial Updates Wachovia merger update Capital update FAS 166 and FAS 167 update Outlook Page 22 Page 23 Page 24 Page 25 Appendix Pages 26 - 31

3Q09 Highlights

3Q09 Earnings overview Record net income of $3.2 billion Third consecutive quarter of net income above $3.0 billion $7.6 billion YTD net income applicable to common stock EPS of $0.56 up 14% from a year ago YTD diluted EPS of $1.69 up 4% from a year ago

Key drivers of results Solid, broad-based revenue momentum; 3Q revenue near 2Q record level Pre-tax, pre-provision more than 2X quarterly net charge-offs Double-digit revenue growth in asset management, auto lending, consumer finance, debit cards, retirement services, SBA lending and wealth management Record legacy Wells Fargo regional banking core product solutions of 6.84 million and cross-sell of 5.90 products per household Average checking and savings deposits up 11% annualized 4.36% NIM, up 6 bps from 2Q09 52% efficiency ratio vs. 56% in 1Q09 and 2Q09 (1) PTPP is total revenues less noninterest expense. See page 20 of the press release for additional information regarding PTPP.

Credit Highlights

Credit quality highlights Allowance for credit losses $24.5 billion 3.07% of total loans 118% of nonaccrual loans Covers inherent losses in performing and non-performing portfolios at 9/30/09 $1.0 billion reserve build Commercial roughly $900 million $400 million related to further deterioration in performing loans $300 million increase for expected life-of-loan losses on nonaccrual loans (FAS 114) $184 million for additional impairment on commercial purchased credit- impaired loans (SOP 03-3) Consumer roughly $100 million Approximately $400 million related to increased loan modification activity partially offset by $345 million release of reserves on performing loans Net charge-offs of $5.1 billion Legacy Wells Fargo loss rate of 3.37% is better than large-cap bank peers Overall loss rate of 2.50% reflects benefit of de-risking Wachovia portfolio

Nonperforming assets The current loan-to-value (LTV) ratio is calculated as the outstanding loan balance divided by the collateral value. The table above does not include PCI loans that were contractually 90 days past due and still accruing. Excludes GNMA and similar loans whose repayments are insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. 90+ days past due and still accruing flat from 2Q09 Allowance considers losses inherent in nonperforming loans at 9/30/09 Commercial & CRE nonaccruals of $10.3 billion 95% secured while approximately 50% have some level of recourse Over one-third are currently paying interest that is applied to principal 23% of nonaccruals have been written down by approximately 38% $6.7 billion have $1.2 billion in loan impairment for expected life-of-loan loss reserves (FAS 114) $3.6 billion remaining have reserves as part of allowance for loan losses Consumer nonaccruals of $10.5 billion 97% secured 24% current CLTV (1) below 80% 56% of nonaccruals have been written down by approximately 29% $1.8 billion of troubled debt restructurings (TDRs) have $288 million in loan impairment for expected life-of-loan loss reserves $8.7 billion remaining have reserves as part of allowance for loan losses Foreclosed assets relatively stable

Nonaccrual loan growth Legacy Wells Fargo and Wachovia growth rates decelerating, even with impact due to purchase accounting Nonaccrual balances reflect nominal outflows in the Wachovia portfolio following the virtual elimination of nonaccrual loans at time of merger, in addition to the foreclosure moratorium and lack of market activity for distressed assets Wachovia consumer outflows are 33% of the legacy Wells Fargo consumer outflows Includes $1.8 billion of consumer TDRs that must perform for 6 consecutive months before they are moved out of nonaccruals Commercial and Commercial Real Estate Commercial: 5 large relationships account for over $800 million of increase; nonaccrual growth driven by 4 industries (real estate-related services, financials, media and gaming) Legacy Wells Fargo increased $777 million, nearly half the rate of the 2Q increase Wachovia growth reflected deterioration, but remains consistent with management expectations at time of merger Consumer Legacy Wells Fargo increase of $606 million reflects moderate deterioration Wachovia up $1.9 billion driven by a $1.2 billion increase in non-impaired Pick-a-Pay, in part due to purchase accounting

Net loan charge-offs Legacy Wells Fargo commercial and CRE losses declined 4% linked quarter Legacy Wells Fargo consumer losses essentially flat linked quarter Wachovia commercial and CRE losses reflects purchase accounting effect Loss rate roughly comparable to Wells Fargo's higher-quality commercial portfolio Over 40% of Wachovia's consumer loan loss increase came from the non-impaired Pick-a-Pay portfolio Overall loss rate on legacy Wells Fargo loan portfolio = 3.37%, below large bank peers; total loss rate of 2.50% reflects benefit of purchase accounting

Purchased credit-impaired (PCI) loan portfolio (1) update $96.2 billion of Wachovia purchased credit-impaired loans at 12/31/08 with $40.9 billion life- of-loan purchase accounting marks $20.1 billion of Wachovia nonaccrual loans eliminated at 12/31/08 through purchase accounting Pick-a-Pay impaired portfolio performing better than originally expected at time of merger PCI loans, other than Pick-a-Pay, tracking with original expectations at time of merger Nonaccretable difference established in purchase accounting for purchased credit-impaired loans absorbs losses otherwise recorded as charge-offs Formerly known as SOP 03-3 loans. Use of nonaccretable difference through June 30, 2009, was $8.5 billion (including $5.1 billion for Pick-a-Pay loans); revised from second quarter to include all losses due to resolution of loans and write-downs.

Loan portfolio risk reduction Certain consumer loan portfolios being run off and risk being reduced through paydowns, net charge-offs and sales Loans outstanding down $4.7 billion from 2Q09 and $14.2 billion since year-end Wachovia Wholesale Banking Commercial Real Estate loan outstandings of $43.1 billion declined $1.0 billion from 2Q09 Additional information on legacy Wachovia Wholesale Banking PCI commercial real estate and non-PCI CRE portfolios on page 14 Additional opportunities to reduce risk pursued Sales of noncore, non-relationship loans Loan modifications Short sales in advance of foreclosure process (1) Net of purchase accounting adjustments related to the purchased credit-impaired loans and, for other loans, an adjustment to mark the loans to a market yield at date of merger and less any subsequent charge-offs.

Commercial real estate loan portfolio Wholesale Banking = $79.1 billion Additional information on page 14 Community Banking = $49.9 billion Regional Business Banking = $39.0 billion Legacy Wells Fargo portfolio = $21.3 billion Average LTV = 58% Average loan size = $604,000 Non-Wachovia acquisitions account for approximately 16% of loans but more than 40% of 3Q09 credit losses and nonaccrual loans Wachovia loans = $17.9 billion including $0.6 billion in PCI loans Average loan size = $612,000 Granular portfolio diversified by borrower geography, loan type, industry and collateral concentrations Approximately 50% owner-occupied Recourse loans nearly 100% of the portfolio Other = $10.9 billion Approximately 50% are Small Business Administration (SBA) loans that are 100% owner-occupied Wealth Management = $6.1 billion All loans supported by full recourse of borrower

Wholesale Banking commercial real estate loan portfolio (1) Wholesale Commercial Real Estate = $91.4 billion (1) Legacy Wells Fargo CRE portfolio = $34.3 billion Seasoned senior management team with strong tenured underwriting experience Distinctive portfolio monitoring process followed; risk of each loan reassessed every 90 days using current detailed borrower credit and collateral data Underwriting focused primarily on cash flows and creditworthiness; not solely on valuations Wachovia PCI CRE portfolio = $12.0 billion carrying value Risk mitigated through purchase accounting; managed by a dedicated specialty group 20% of portfolio to residential homebuilders; higher concentration than non-credit impaired portfolios Wachovia non-PCI CRE portfolio = $31.1 billion Majority of portfolio managed by a dedicated specialty group focused on restructuring, disposition and workout strategies Legacy Wells Fargo senior manager leads team averaging more than 25 years in industry experience CRE loans originated through other Wholesale Banking channels (both legacy Wells Fargo and Wachovia) = $14.0 billion More than 40% owner-occupied and average loan less than $3 million More than 90% are non-construction loans (1) Includes $12.3 billion in C&I loans managed by commercial real estate business including unsecured loans to real estate developers not secured by real estate and loans to REITs, as well as foreign and consumer loans.

Commercial real estate loan portfolio (1) Office RE-Other Industrial Retail Apartments Land-Unimproved Shopping Hotel/Motel Other 1-4 family st 1-4 family ln 28.48 18.36 15.03 12.55 12.21 9.58 8.49 6.24 5.14 3.91 3.85 CA FL TX NC GA VA NY AZ NJ Other 26.69 13.39 9.64 7.27 5.49 5.19 4.73 4.57 3.7 43.18 Florida California Texas North Carolina Other Remaining States Georgia Virginia New Jersey Arizona New York Office Real Estate Other Industrial Retail Apartments Land- Unimproved Shopping Center 1-4 family structure 1-4 family land Other Hotel/Motel 21% 11% 8% 6% 4% 4% 4% 35% 3% 4% 23% 12% 15% 10% 10% 8% 7% 5% 4% 3% 3% $125 billion Commercial Real Estate Portfolio excluding PCI loans By Type By Geography As of 8/31/2009. Excludes purchased credit-impaired loans of $10.3 billion.

Pick-a-Pay mortgage portfolio Book balance of $87.8 billion in first lien loans outstanding, down $2.6 billion from 2Q09 on paid-in-full loans and loss mitigation efforts Unpaid principal balance of $107.3 billion, down $10.0 billion from 4Q08 Pick-a-Pay loans, which have negative amortization potential, are 74% of loans as of 9/30/09, down from 86% at 12/31/08, a $22.1 billion reduction Total portfolio deferred interest of $3.9 billion down $325 million from 2Q09 Deferred interest down for second consecutive quarter due to: Loan modification efforts Customers' minimum payments continue to increase modestly each year (7.5%), while interest rates are falling, so many customers are at a point where the minimum payment not only covers interest due, but also pays down some principal In September, approximately one-third of customers choosing the minimum payment did not defer interest Expect minimal recast risk over next 3 years due to product structure and features In 2010 less than $42 million, or 201 loans, expected to hit contractual recast due to term or balance cap and have a payment change greater than 7.5% annual reset. Less than $46 million, or 188 loans, expected in 2011

Pick-a-Pay mortgage portfolio life-of-loan losses Based on recent data and our current view of the mortgage market, life-of-loan loss estimates for both impaired and non-impaired Pick-a-Pay portfolios have improved from our acquisition models Due to our improved outlook, beginning in 4Q09, we expect to recognize a modest prospective yield increase in our impaired portfolio, recapturing a portion of the purchase accounting mark over the life of the loans through net interest income Three main factors are driving this improvement from our original forecast: Modifying loans and putting customers into a loan with an affordable, sustainable payment Original loss estimates did not anticipate extent of loan modification efforts More than 43,500 full term modifications completed YTD through September Completed 19,148 modifications in 3Q09, up from 18,465 in 2Q09 and 5,919 in 1Q09 Some stabilization in the current outlook for home prices Particularly in certain markets where we have significant exposures (i.e. California) Observed improvements in delinquency roll rates Compared to projections earlier in the year Partly the result of our added focus on short sales rather than foreclosures We continue to carefully monitor risks to life-of-loan loss estimates, including: Modifications completed are still relatively unseasoned and therefore re-default rates are difficult to forecast Loss estimates are sensitive to housing values, employment and the economy

Pick-a-Pay credit highlights Pick-a-Pay non-impaired portfolio Nonaccrual loans up $1.2 billion Largely due to inflows occurring after post- purchase accounting write-downs TDRs $310 million of increase $2.3 billion in nonaccruals includes $432 million of non-accruing TDRs of which 91% are cash paying Net charge-offs up $159 million to $326 million but remained at low annualized loss rate of 2.57% Includes $75 million related to loan modifications, up $21 million from 2Q09 89% of portfolio current 36% of portfolio with CLTV (2) 80% and under Pick-a-Pay impaired portfolio Carrying value (1) down 2% 60% of portfolio current Expect lower life-of-loan losses than originally projected Carrying value, which does not reflect the allowance for loan losses, includes purchase accounting adjustments, which, for non-impaired loans, are adjustments to mark the loans to a market yield at date of merger less any subsequent charge-offs, and for impaired loans, are the nonaccretable difference and the accretable yield. Ratio of carrying amount to current value.

Pick-a-Pay loan modifications

- 3Q09 full-term modifications of nearly 20,000; over 43,500 YTD
  - 89% of modifications have been in the impaired portfolio
    - 22% of purchased credit-impaired portfolio has been modified YTD through September 30, 2009; up from 10% as of June 30, 2009
- Nearly 70,000 modification offers proactively sent to customers by end of 3Q09
- Modifications reduced payments for 98% of customers, compared to industry average 79% (1)
- Modifications have reduced average payments by 25% from the customer's minimum payment option, as we strive to give customers an affordable, sustainable payment. Reductions achieved through:
  - Interest rate reductions
    - Interest rates reduced on average by more than 200 bps on modified loans
    - Payments are generally interest-only initially and migrate to fully amortizing over time, usually 5-7 years
  - Term extensions
  - Principal forgiveness
    - Over $2 billion of principal forgiven year-to-date
- Modifications are re-underwritten, income is documented and negative amortization feature is eliminated
- Redefault experience has been lower than expected though it remains early
  - Redefault rates of the most seasoned modifications that we have in the program have been less than half of the over 40% redefault rate of the industry with equal aging (1); outperformance reflects payment reductions and principal forgiveness

(1) Source: OCC and OTS Mortgage Metrics Report, Second Quarter 2009.

Wells Fargo 3Q09 Supplement 19

Home equity portfolio (1) Core Portfolio Outstandings down 2% QoQ on higher prepayments and higher charge-offs High quality new originations with weighted average CLTV of 59%, 775 FICO and 31% total debt service ratio 3Q09 losses up $123 million on higher frequency rates while severity increases have slowed Delinquencies up 48 bps on higher unemployment, the foreclosure moratorium and increased modification activity Liquidating Portfolio Outstandings down 5% QoQ reflecting portfolio run-off; portfolio down 26% since year-end 2007 Annualized loss rates up 88 bps on declining home values in geographies with high loan concentrations and high unemployment (1) Excludes purchased credit-impaired Wachovia loans. (2) Includes equity lines of credit and closed-end junior liens associated with the Pick-a-Pay portfolio totaling $1.9 billion at September 30, 2009 and $2.0 billion at June 30, 2009. (3) CLTV of greater than 90% at quarter-end based predominantly on estimated home values from automated valuation models updated through September 2009. Total loan includes all open-to-buy and unused lines of credit.

Financial Updates

Wachovia merger update Merger integration currently on plan, on schedule and under budget Merger costs currently estimated to be approximately $5.5 billion Lower estimate reflects lower retention costs, lower severance and continued refinement of estimates as conversion plans have developed A portion of remaining integration costs will be charged to goodwill in 4Q09 with the balance expensed over next 2 years and likely offset by merger cost saves Reconfirming $5 billion in expected annual run rate cost saves directly attributable to merger savings and synergies; full run rate expected by the end of 2011 Key events completed to date: Key businesses converted -- Wachovia brokerage, capital markets and insurance Groundwork being laid for common platform nationwide to serve our 70 million customers Key events to come: 4Q09 Colorado regional banking conversion Rest of market overlap states expected to convert through mid-2010, followed by non-overlap state conversions through end of 2011

Capital update Generated $20 billion during the past six months toward the $13.7 billion SCAP capital buffer requirement through strong internal capital generation as well as 2Q09 capital raise Internally generated $5.8 billion in 3Q09 Strengthened capital ratios Tier 1 capital ratio (1) of 10.6% vs. 9.8% at end of 2Q09 Tier 1 common equity ratio (1) of 5.2% vs. 4.5% at end of 2Q09 Wells Fargo stockholders' equity of $122 billion, up $23 billion since year-end 2008 and up $50 billion since pre-Wachovia position at 9/30/08, excluding the U.S. Treasury's $25 billion Capital Purchase Program investment (1) September 30, 2009 capital ratios are preliminary. See Appendix page 31 for additional information.

FAS 166 and FAS 167 update Application of FAS 166 and FAS 167 will result in the 1/1/2010 consolidation of certain formerly qualifying SPEs and VIEs currently not included in our financial statements Required to have both power/control and some benefit/risk to be considered for consolidation Updated preliminary review currently indicates that $55.0 billion of incremental GAAP assets may be subject to consolidation Refinement from 2Q09 Form 10-Q preliminary estimate includes a reduction in securitized residential mortgage loans driven by an updated understanding of benefits required for consolidation We will continue to evaluate QSPE and VIE structures, monitor interpretive guidance, and work with our external auditors and other appropriate parties to properly implement these standards. In addition, we are evaluating the impact of potential fair value option elections. Accordingly, the amount of assets actually consolidated upon implementation of these standards may differ materially from our preliminary analysis As of August 31, 2009. (1) Represents certain of our residential mortgage loans that are not guaranteed by government-sponsored entities (nonconforming). We have concluded that $1.1 trillion of conforming residential mortgage loans involved in securitizations are not subject to consolidation under FAS 166 and FAS 167.

Wachovia merger costs: Estimates lowered to approximately $5.5 billion Wachovia merger cost saves: Reconfirming $5 billion estimate in annual efficiencies upon completion of the integration Nonperforming assets: Expect balances to continue to increase though rate of increase to decelerate New inflows expected to outpace outflows reflecting maturity of nonaccrual loans from purchase accounting and some credit deterioration NPAs on books longer due to performance period requirement with loan modifications Liquidating assets in bulk remains non-economic, so prefer to hold assets Net charge-offs: Expect losses to continue to increase though rate of increase to decelerate Consumer: Expect loan losses to peak in first half of 2010 Commercial and Commercial Real Estate: Expect loan losses to peak later in 2010 Pick-a-Pay life-of-loan loss estimates: Currently expected to be lower than originally estimated for impaired and non-impaired portfolio; improvement accreted through net interest income FAS 166 and 167: Consolidation of assets not anticipated to have a material impact on risk- weighted assets Outlook

Appendix

Real estate 1-4 family first mortgage portfolio First lien mortgage loans down 2% Core mortgage relatively stable Run-off portfolio (1) down 3% Purchased credit-impaired portfolio down 6% Core first lien mortgage nonaccrual loans up $964 million $437 million increase from legacy Wells Fargo $527 million increase from Wachovia Core first lien mortgage net charge-offs up modestly linked quarter to 1.77% of loans $28 million decrease from legacy Wells Fargo more than offset by $77 million increase from Wachovia (1) Non-impaired Pick-a-Pay mortgage loans of $49.8 billion. (2) Ratios on core first lien mortgage loan portfolio only.

Wells Fargo Financial debt consolidation mortgage portfolio Debt consolidation loans are real estate-secured loans originated through Wells Fargo Financial's U.S. retail stores designed to help homeowners repay other sources of debt Net charge-off ratio of 3.22%, below industry averages for non-prime mortgage portfolios (1) Retail originated Full documentation and income verification No interest-only, option ARMs or negative amortizing loans in WFF debt consolidation portfolio (1) Non-prime industry comparisons.

Credit card portfolio $23.6 billion credit card outstandings represent less than 3% of total loans $16.4 billion Community Bank $7.2 billion Wells Fargo Financial Significantly smaller portfolio than large bank peers Outstandings up 2% on lower payments Net charge-offs down modestly to 10.97% reflect higher bankrupcty filings and the economic environment 30+ days past due are up 20 bps from 2Q09, but remain lower than experienced late in 2008 Proactive risk mitigation efforts include: Tightened underwriting criteria Line management changes (i.e. fewer balance transfers and approved balance increases)

Auto portfolio Core Portfolio (1) Total outstandings up 5% QoQ reflecting "Cash for Clunkers" and continued market share gains Originations have higher down payments, higher FICOs and improved loan structures Net charge-offs down 5 bps QoQ, against seasonal trends, due to lower severity and improved delinquencies Manheim used car index up 4% QTD and 21% year-to-date; record high Manheim index of 118.5 in September Seasonally adjusted delinquency trends in core indirect portfolio are better than industry (2) Proactive risk mitigation efforts include: Lower LTV and Payment-to-Income underwriting requirements Local market risk strategies resulting in improved collateral, structure, pricing and servicing Liquidating Portfolio (3) Wells Fargo Financial indirect auto outstandings down 12%, or $1.7 billion, QoQ driven by paydowns Legacy Wells Fargo Direct and Wachovia Indirect loan portfolios. Source: ABA Indirect portfolio benchmarks. Legacy Wells Fargo Indirect portfolio.

Tier 1 common equity reconciliation